FFTW FUNDS, INC.
        PROSPECTUS DATED MAY 1, 2002, AS SUPPLEMENTED DECEMBER 27, 2002
                       SUPPLEMENT DATED JANUARY 24, 2003

THE   FOLLOWING   INFORMATION   REPLACES   THE  FEE   TABLE   FOR   THE   GLOBAL
INFLATION-INDEXED HEDGED PORTFOLIO FOUND ON PAGE 24 OF THE PROSPECTUS:

Shareholder Fees                None
(Fees Paid Directly
from Your Investment)

Annual Fund Operating
Expenses(Expenses that
are Deducted From Fund
Assets)

Management Fees                 0.40%

Distribution Fees               None
(12b-1)

Other Expenses*                 0.31%+

Total Annual Fund
Operating Expenses**            0.71%


+As of December 31, 2001, the Global Inflation-Indexed Hedged Portfolio had not commenced investment operations, therefore other expenses are estimated based upon the expected expenses that Global Inflation-Indexed Hedged Portfolio will incur in its initial fiscal year.

*Under an Administration Agreement effective May 29, 1998, between the Fund and Investors Capital Services, Inc. ("the Administrator"), the Administrator provides administrative services to the Portfolio for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event the Portfolio operates below its expense ratio. This incentive fee is capped at 0.02% of the Portfolio's average daily net assets.

**Fischer Francis Trees & Watts, Inc. has voluntarily agreed to cap the Total Operating Expenses of the Global Inflation-Indexed Hedged Portfolio at 0.50%, as noted below (on an annualized basis) of the Portfolio's average daily net assets, which also includes a voluntary waiver of 0.20% of the Portfolio's management fees. Such voluntary expense caps and fee waivers can be terminated at any time.

Total Waived Fees       0.21%

Net Annual Fund         0.50%
Operating
Expenses

THE FOLLOWING INFORMATION REPLACES THE EXPENSE TABLE EXAMPLE FOR THE GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO FOUND ON PAGE 24 OF THE PROSPECTUS:

1 Year          3 Years
$73             $227

                                FFTW FUNDS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
              DATED MAY 1, 2002, AS SUPPLEMENTED DECEMBER 27, 2002
                        SUPPLEMENT DATED JANUARY 24, 2003


THE FOLLOWING INFORMATION REPLACES THE ADVISORY FEE TABLE FOUND ON PAGE 12 OF THE STATEMENT OF ADDITIONAL INFORMATION:

PORTFOLIO NAME          YEAR ENDED              YEAR ENDED              YEAR ENDED
                        DECEMBER 31, 2001       DECEMBER 31, 2000       DECEMBER 31, 1999


U.S. Short-Term         $ 287,138               $ 746,934               $ 830,461

Limited Duration          135,122                 108,182                  95,784

Mortgage-Backed           285,762                 319,394                 606,620

Worldwide                 675,435                 456,491                 245,735

Worldwide Core            523,977                 535,465                 484,357

International             408,202                 384,114                 367,580

Emerging Markets          371,218                 601,452                1,254,344

U.S. Inflation-            15,308                     N/A                      N/A
Indexed *

Global Inflation-             N/A                     N/A                      N/A
Indexed Hedged**

*The U.S. Inflation-Indexed Portfolio, formerly known as the Inflation-Indexed Hedged Portfolio, commenced operations on January 2, 2001.
**The Global Inflation-Indexed Hedged Portfolio had not commenced operations as of December 31, 2001.